UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2024

Next Technology Holding Inc.

(Exact name of Company as specified in charter)

Wyoming	001-41450	N/A
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

Room 519, 05/F Block T3

Qianhai Premier Finance Centre Unit 2

Guiwan Area, Nanshan District, Shenzhen, China 518000

+86 158 2117 2322

(Address, including zip code, and telephone number, including area code, of principal executive offices)

Wyoming Registered Agent

1621 Central Ave Cheyenne, Wyoming 82001

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NXTT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 18, 2024, Next Technology Holding Inc. (the “Company”) received a Staff Delisting Determination (the “Staff Determination”) from the Listing Qualifications Department of Nasdaq. The Staff Determination states that, since the Form 10-K filed by the Company for the year end December 31, 2023 did not include an auditor’s opinion on the Company’s financial statements and presented unaudited financial statements, the Company is delinquent in its filing obligations. The Staff Determination further states that until the Company files audited financial statements for the year end December 31, 2023, such Form 10-K and all subsequent periodic reports would be considered incomplete and delinquent, and in that regard, the Company failed to timely file the Form 10-Q for the period ended March 31, 2024, which serves as an additional and separate basis for delisting.

The Staff Determination provides that, unless the Company requests an appeal to a Hearing Panel pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series no later than 4:00 p.m. Eastern Time on June 25, 2024, trading of the Company’s American Depositary Shares and Warrants will be suspended at the opening of business on June 27, 2024, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”) to remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

As disclosed in the Company’s Form 8-K filed on April 4, 2024, the Company changed its auditor on April 3, 2024. The transition work following such change caused delays in completing the audit of the Company’s financial statements. As a result, the Company was unable to include audited financial statements in the Form 10-K for the year end December 31, 2023 filed by the Company on April 15, 2024.

The Company did not intend to appeal the Staff Determination and filed a Form 10-K/A on June 21, 2024, which contains audited financial statements in compliance with Nasdaq Listing Rule 5250(c)(1). On June 24, 2024, the Company received another letter from Nasdaq confirming that, in light of the newly filed 10-K/A and the Company’s confirmation that it is not required to file an amendment to the Form 10-Q for the period ended March 31, 2024, the Company had regained compliance with Nasdaq Listing Rule 5250(c)(1) and the matter in the Staff Determination was closed.

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Item 7.01. Regulation FD Disclosure.

On June 24, 2024, the Company issued a press release in accordance with Nasdaq Listing Rule 5810(b) announcing that the Company had received the Staff Determination. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of federal and state securities laws. Such statements can be identified by words such as “will likely result,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “project,” “outlook,” “should,” “could,” “may” or words of similar meaning and include, but are not limited to, statements regarding our future business and financial performance and prospects, including our expectations regarding the transactions described in this Current Report on Form 8-K. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results included in such forward-looking statements. Investors are cautioned not to place undue reliance on the forward-looking statements in this Current Report on Form 8-K, which information set forth herein speaks only as of the date hereof. The Company does not undertake, and it expressly disclaims, any intention or obligation to update any forward-looking statements made in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise, except as required by law. A list and description of risks, uncertainties and other factors that could cause or contribute to differences in the Company’s results can be found in its filings with the SEC, including its most recent Annual Report on Form 10-K and subsequent filings. The Company qualifies all of its forward-looking statements by these cautionary statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of the Company dated June 24, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Next Technology Holding Inc.

By:	/s/ Weihong LIU
Name:	Weihong LIU
Title:	Chief Executive Officer

Dated: June 25, 2024

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